Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 384
EBP, Tax Status [Line Items]
Federal Income Tax Status	Federal Income Tax Status
The Internal Revenue Service (the "IRS") has determined and informed the Company by a letter dated April 28, 2017 that the Plan is qualified and the trust established under the Plan is tax-exempt under the appropriate sections of the Internal Revenue Code (the "Code"). Subsequent to this determination by the IRS, the Plan was amended. The Plan Administrator believes the Plan, as amended, is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan is qualified and the trust established under the Plan is tax-exempt under the appropriate sections of the Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.
Plan management evaluates tax positions taken by the Plan and recognizes a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan Administrator believes it is no longer subject to income tax examinations by the IRS for U.S. federal income tax returns filed for years through 2021.
Participants in the Plan are not liable for federal income tax on amounts allocated to their accounts resulting from their before-tax deferrals, employer contributions, or investment income until such time as amounts are withdrawn from the participant's account.